Exhibit 10.3

NEITHER THIS WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS.  NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON SHARES OF

SARATOGA RESOURCES, INC.

 May 14, 2010

THIS CERTIFIES that, for value received, WAYZATA INVESTMENT PARTNERS LLC (together with its successors and assigns, the “Holder”) is entitled, subject to the terms and conditions set forth below, to subscribe for and purchase 2,000,000 fully paid and non-assessable Common Shares (as defined below) of Saratoga Resources, Inc., a Texas corporation (together with its successors and assigns, the “Company”), subject to adjustment in accordance with Section 2.7, at a purchase price per Common Share equal to $0.01 per share (the “Exercise Price”).

This warrant (this “Warrant”) expires at 5:00 p.m., Houston, Texas time, on the Expiration Date (as defined below).

ARTICLE I
DEFINITIONS

1.1

Definitions.  As used herein, the following terms shall have the meanings set forth below:

“Commission” shall mean the U.S. Securities and Exchange Commission or any other United States Federal agency administering the Securities Act and/or the Exchange Act at the time.

“Common Shares” shall mean and include the shares of common stock of the Company, par value $0.001 per share, or any such other securities (equity or debt) into which or for which such shares are converted, substituted or exchanged.

“Company” shall have the meaning set forth in the introduction hereto.

“Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of the date hereof among Wayzata Investment Partners LLC, as administrative agent, the Company, as a borrower, the other borrowers named therein and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Exercise Date” shall have the meaning set forth in Section 2.1.

“Exercise Price” shall have the meaning set forth in the preamble hereto, as may be adjusted from time to time.

“Expiration Date” shall mean the date that is 60 months from the date of issuance of this Warrant.

“Fair Market Value” shall have the meaning set forth in Section 2.9(b).

“Holder” shall have the meaning set forth in the preamble hereto.

“Independent Financial Expert” shall have the meaning set forth in Section 2.9(b)(iii).

“Maximum Common Shares” shall have the meaning set forth in Section 2.2.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Registrable Securities” shall mean (i) the Warrant Shares (whether or not the Warrant has been exercised) and (ii) any other securities issued or issuable with respect to the Warrant or Warrant Shares by way of stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) they are sold pursuant to an effective registration statement under the Securities Act, (B) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (C) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with Section 3.3 of this Warrant, or (D) they become eligible for resale pursuant to Rule 144(b) (or any similar rule then in effect).  No Registrable Securities may be registered under more than one registration statement at any one time.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any successor United States Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Vested Shares” shall mean, at any time, the product of (a) the Maximum Common Shares, times (b) a fraction (i) the numerator of which is the number one plus the number of full calendar months passed since the date of this Warrant and prior to the date on which all obligations of the Company and the other borrowers under the Credit Agreement have been paid in full, and (ii) the denominator of which is the number 18, provided, that the result of such fraction shall not exceed the number one.

“Warrant” shall have the meaning set forth in the introduction hereto.

“Warrant Office” shall have the meaning set forth in Section 3.1.

“Warrant Shares” shall mean the Common Shares into which this Warrant may be exercised.

1.2

Accounting Terms and Determinations.  Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with accounting principles generally accepted in the United States (“GAAP”).  All calculations made for the purposes of determining compliance with the terms of this Warrant shall (except as otherwise expressly provided herein) be made by application of GAAP.

1.3

Rules of Construction.  The title of and the section and paragraph headings in this Warrant are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Warrant.  The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.  Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates.  The language used in this Warrant has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.  In the case of this Warrant, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to this Warrant unless otherwise specified; (c) the term “including” is not limiting and means “including but not limited to”; (d) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including”; (e) unless otherwise expressly provided in this Warrant, (i) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Warrant, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; and (f) this Warrant may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms.

ARTICLE II
EXERCISE OF WARRANTS

2.1

Method of Exercise.

(a)

This Warrant may be exercised in whole or in part by the Holder hereof at any time, and from time to time, before 5:00 p.m., Houston, Texas time, on the Expiration Date.  To exercise this Warrant, the Holder hereof shall deliver to the Company, at the Warrant Office designated herein, (i) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of such Holder to exercise this Warrant in the manner provided in the Subscription Notice, (ii) payment in full of the Exercise Price as provided in Section 2.1(b), and (iii) this Warrant.  This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, and such date is referred to herein as the “Exercise Date.”  If the Holder exercises this Warrant as set forth herein, then the Company shall, as promptly as practicable and in any event within 10 business days after the Exercise Date, issue and deliver, or cause to be issued and delivered, to such Holder a certificate or certificates for the full number of Warrant Shares set forth in the Subscription Notice.  As permitted by applicable law, the Person in whose name the certificates for Common Shares are to be issued shall be deemed to have become a holder of record of such Common Shares on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

(b)

At the discretion of the Holder, the Holder shall pay the Exercise Price for all Warrant Shares purchased hereunder in full (i) in cash or by certified check or wire transfer of immediately available funds, (ii) by Cashless Exercise (as described in Section 2.9), or (iii) pursuant to any combination of (i) or (ii).

2.2

Warrant Shares.  The maximum number of Common Shares that Holder is entitled to purchase hereunder shall be 2,000,000 shares, as may be adjusted, on the terms and conditions set forth herein (the “Maximum Number of Shares”); provided, that on the Exercise Date the Holder may only exercise this Warrant with respect to the Vested Shares.

2.3

Expenses and Taxes.  The Company shall pay all expenses and taxes (including all documentary, stamp, transfer or other transactional taxes) attributable to the preparation, issuance or delivery of this Warrant and of the Common Shares issuable upon exercise of this Warrant, other than income taxes.

2.4

Reservation of Common Shares.  So long as this Warrant remains outstanding, the Company shall reserve, free from preemptive or similar rights, out of its authorized but unissued Common Shares, and solely for the purpose of effecting the exercise of this Warrant, a sufficient number of Common Shares to provide for the complete exercise of this Warrant.

2.5

Valid Issuance.  All Common Shares issued upon exercise of this Warrant will, upon payment of the Exercise Price and issuance by the Company, be duly authorized, validly and legally issued, fully paid and nonassessable and free and clear of all taxes, liens, security interests, charges and other encumbrances or restrictions with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take all actions necessary to ensure such result and shall not take any action which will cause a contrary result.

2.6

Acknowledgment of Rights.  At the time of the exercise of this Warrant in accordance with the terms hereof and upon the written request of the Holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

2.7

Adjustment of Number of Shares.  To prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Common Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)

Conversion or Redemption of Common Shares.  Should all of the Common Shares be at any time prior to the Expiration Date redeemed, exchanged, substituted or converted into shares or any other security of the Company, then this Warrant shall become immediately exercisable prior to such event for that number of Common Shares equal to the number of Common Shares that would have been received if this Warrant had been exercised in full (without regard to any vesting) and the Common Shares received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall immediately be adjusted to equal the quotient obtained by dividing (i) the aggregate Exercise Price of the maximum number of shares of Common Shares for which this Warrant was exercisable immediately prior to such conversion, exchange, substitution or redemption, by (ii) the number of shares of Common Shares for which this Warrant is exercisable immediately after such conversion, exchange, substitution or redemption.

(b)

Offer.  If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be an offer for all of the Common Shares whether in the form of cash, securities or otherwise, then, as a part of such offer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities of the offeror that a holder of the Common Shares issuable upon exercise of this Warrant would have been entitled to receive in such offer if this Warrant had been exercised in full (without regard to any vesting) immediately before such offer, all subject to further adjustment as provided in this Section 2.7.  The foregoing provisions of this Section 2.7(b) shall similarly apply to successive offers and to the shares that are at the time receivable upon the exercise of this Warrant.  If the per-share consideration payable to the Holder hereof for shares in connection with any such offer is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(c)

Reclassification.  If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2.7.  No adjustment shall be made pursuant to this Section 2.7(c), upon any conversion, exchange, substitution or redemption of the Common Shares that is the subject of Section 2.7(a).

(d)

Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or consolidate the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(e)

Adjustments for Dividends in Shares or Other Securities or Property.  If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional shares or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional shares or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 2.7.

(f)

Other Dilutive Events.  In case any event shall occur as to which the provisions of this Section 2.7 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights presented by the Warrant in accordance with the essential intent and principles of this Section 2.7, then, in each such case, the Company shall make a good faith adjustment to the Exercise Price and the number of Common Shares in accordance with the intent of this Section 2.7 and, upon the written request of the Holder, shall appoint an independent financial expert, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles of this Section 2.7.

(g)

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 2.7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(h)

No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

2.8

No Fractional Common Shares.  The Company shall not be required to issue any fractional Common Share on the exercise of this Warrant.  The number of full Common Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole Common Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Common Share would, except for the provisions of this Section 2.8, be issuable on the exercise of this Warrant, the Company shall round up the total number of Common Shares purchasable hereunder to the next whole Common Share.

2.9

Cashless Exercise.

(a)

Notwithstanding any provisions herein to the contrary, if the fair market value of one Common Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive Common Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Notice and notice of such election in which event the Company shall issue to the Holder a number of Common Shares computed using the following formula:

X = Y (A-B)

A

Where:

X =

the number of Common Shares to be issued to the Holder

Y =

the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =

the Fair Market Value of one Common Share (at the date of such calculation)

B =

the Exercise Price (as adjusted to the date of such calculation)

(b)

For purposes of this Warrant, the “Fair Market Value” of a Common Share as of any date (the “Value Date”) shall be the price per Common Share as follows:

(i)

If the Common Shares are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the Fair Market Value shall be the last reported sale price of the security on such exchange on the last business day prior to the Value Date or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange;

(ii)

If the Common Shares are not so listed or so admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported best bid and best asked prices reported by the Pink Sheets LLC or the mean of the last reported bid and asked price quoted on the OTC Bulletin Board®  on the last business day prior to the Value Date; or

(iii)

If neither (i) nor (ii) are applicable, then the Fair Market Value shall be determined by the Board of Directors of the Company in good faith; provided, however, that if the Holder disagrees with such valuation by the Company’s Board of Directors and provides notice of such disagreement to the Company requesting an independent valuation, the Company shall select an Independent Financial Expert (as defined below) who shall determine the value of such Common Shares.  For purposes of this Section 2.9(b)(iii), “Independent Financial Expert” shall mean an investment banking firm selected by the Board of Directors of the Company (A) that does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its affiliates, (B) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Warrant is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company, (C) that has not been retained by the Company or any of its affiliates for any purpose, other than to perform an equity valuation, within the preceding 12 months, and (D) that, in the good faith judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor.

ARTICLE III
TRANSFER

3.1

Warrant Office.  The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall be the Company’s principal executive offices, and may subsequently be such other office of the Company or of any transfer agent of the Common Shares as to which written notice has previously been given to the Holder.  The Company shall maintain, at the Warrant Office, a register for this Warrant in which the Company shall record (a) the name and address of the Person in whose name this Warrant has been issued (as well as the name and address of each permitted assignee of the rights of the registered owner hereof) and (b) the number of Warrant Shares issuable upon the exercise or exchange hereof.

3.2

Ownership of Warrant.  The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof until provided with written notice to the contrary.

3.3

Restrictions on Transfer of Warrant.

(a)

The Warrant and the Warrant Shares are not transferable directly or indirectly, in whole or in part, except in the case of any transfer that is in compliance with applicable U.S. federal and state securities laws, including the Securities Act.  Any transfers of the Warrant will be without charge to the Holder except that any securities transfer taxes due on transfer of the Warrant will be paid by Holder.  Restrictive legends setting forth the above restrictions on transfer will be set forth on any Warrant Shares issued on exercise of the Warrant.

(b)

Subject to Section 3.3(a), the Holder may assign, convey or transfer this Warrant and any rights hereunder without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder or the parent of the Holder, or a successor in interest to the Holder that acquires the voting control of the Holder or all or substantially all of the Holder’s assets.  The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

ARTICLE IV
REGISTRATION RIGHTS

4.1

Registration Rights.

(a)

Piggy-Back Registration Rights.  If, at any time, the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration statement on Form S-4 or S-8 (or any successor form)), each such time it will give prompt written notice (but in no event less than fifteen business days prior to the anticipated filing date) to the Holder of its intention to do so and of the proposed method of distribution of such securities, and such notice shall offer the Holder the opportunity to register such number of Registrable Securities as the Holder may request in writing within ten business days after receipt of such written notice from the Company. Upon the written request of the Holder, which request must be received by the Company within ten business days after the giving of any such notice by the Company and shall specify the Registrable Securities intended to be disposed of by the Holder, the Company will use all reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested under this Section 4.1 to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act.  In the event that any registration pursuant to this Section 4.1 shall be, in whole or in part, an underwritten public offering of Common Shares, the number of shares of Registrable Securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Securities would adversely affect the marketing of the securities to be sold by the Company therein.  Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company, by giving second priority for the shares to be registered pursuant to this Section 4.1 along with any other shares to be registered for sale by any shareholder of the Company pursuant to the terms of any other agreement.  Notwithstanding the foregoing provisions, the Company may, in its sole discretion, terminate or withdraw any registration statement referred to in this Section 4.1 without thereby incurring any liability to the holders of Registrable Securities.

(b)

Demand Registration Right.  At any time and from time to time after the earlier of (x) 90 days after the date hereof and (y) one hundred eighty (180) days following the sale by the Company of shares of its Common Stock or other equity securities in an underwritten public offering, the Holders owning a majority of all Registrable Securities then owned by the Holders shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their and their affiliates' Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request pursuant to this Section 4.1(b) is referred to herein as a "Form S-1 Demand Registration Request," and the registration so requested is referred to herein as a "Form S-1 Demand Registration". Any Form S-1 Demand Registration Request may request that the Company register Registrable Securities on Form S-1, including a shelf registration statement, and if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), an automatic shelf registration statement (as defined in Rule 405 under the Securities Act). As promptly as practicable, but not later than five (5) business days after receipt of a Form S-1 Registration Request, the Company shall give written notice (the "Form S-1 Demand Exercise Notice") of such Form S-1 Demand Registration Request to all Holders of record owning Registrable Securities and such Holders may by written notice to the Company within five (5) business days of receipt of the Form S-1 Demand Registration Notice elect to have all or part of their Registrable Securities included in the Form S-1 Demand Registration.  The Company shall not be obligated to file more than one registration statement pursuant to the demand registration rights granted in this Section 4.1(b).

4.2

Additional Provisions Concerning Registration.  The following provisions of this Section 4.2 are applicable to any registration statement filed pursuant to Section 4.1(a) or (b):

(a)

Costs and Expenses.  The Company shall bear the entire cost and expense of any registration or qualification of securities initiated under Section 4.1 of this Warrant.  Notwithstanding the foregoing, the Holder shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to Warrant Shares sold by the Holder pursuant thereto.

(b)

Indemnification.  The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel, which counsel may, if the Holder requests, be separate from counsel for the Company) caused by any untrue statement or alleged untrue statement of material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Article IV or any application or other filing under any state securities law caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which the Holder or any such underwriter or any of them may become subject under the Securities Act or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by the Holder or underwriter expressly for use therein, which indemnification includes Holder’s directors, officers, partners, employees, representatives and agents, and underwriter and each other Person, if any, who controls Holder or such underwriter within the meaning of the Securities Act.

(c)

Blue Sky.  If necessary, the Company shall use its reasonable efforts to qualify the Warrant Shares for sale in such states as it is otherwise qualifying its securities for sale, or in respect of any registration required pursuant to this Article IV, in such states as are reasonably requested by the Holder.  However, in no event is the Company required to submit to the jurisdiction of any state other than for the limited consent of service of process relating to the offering or subject itself to taxation in any such jurisdiction.  The Company shall also provide the Holder with a reasonable number of prospectuses upon request.

(d)

Additional Rights of Holder.  If any registration statement subject to this Article IV refers to Holder by name or otherwise as the holder of any securities of the Company, then Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Holder, to the effect that the holding by Holder of such securities does not necessarily make such Holder a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by Holder of the investment quality of the Company’s debt or equity securities covered thereby and that such holding does not imply that Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to Holder.

4.3

Information by the Holder.  The Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the distribution proposed by the Holder of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance referred to in this Section 4.3.

4.4

Lock-Up Agreements.  The Holder shall agree to be bound by such lock-up agreements (not to exceed a period of 180 days following the date of the prospectus relating to any such underwriting) as the managing underwriter of any such registration shall specify as a requirement to any such underwriting, provided that the entry of such holder of Registrable Securities into such agreements shall be conditioned upon all principal shareholders (i.e., all shareholders who could reasonably be expected to be considered by the applicable underwriters to be affiliates of the Company) and executive officers and directors of the Company also agreeing to execute such lock-up agreements.

4.5

Changes in Common Shares or Warrant Shares.  If, and as often as, there is any change in the Common Shares or the Warrant Shares by way of a stock split, stock dividend, combination, or reclassification, or through a merger, consolidation, reorganization, or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted in this Article IV shall continue with respect to the Common Shares or the Warrant Shares as so changed.

4.6

Rule 144.  During any period in which the Company is subject to Section 13 or Section 15(d) of the Exchange Act, the Company will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of this Warrant may reasonably request, all to the extent required from time to time to enable such holder to sell the securities underlying this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.  Upon the request of any holder of this Warrant, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.  After any sale of Registrable Securities pursuant to this Article IV, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities.

4.7

Exchange Acceptance.  As applicable, the Company will, at its expense, apply to and obtain acceptance from such exchange, market or listing or quotation service or bureau where its Common Shares are primarily traded, listed or quoted, for the issuance of this Warrant and the Warrant Shares upon exercise or exchange thereof, and maintain listing on such exchange, market or quotation service bureau where the Company’s Common Shares are primarily traded, listed or quoted, of all Warrant Shares or other securities from time to time issuable upon the exercise or exchange of this Warrant.

4.8

Contribution.  If the indemnification provided for in Section 4.2(b) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.9

Continuation.  The Company’s agreements with respect to this Warrant or such Warrant Shares in Article IV shall continue in effect for the Warrant Shares regardless of the exercise or exchange and surrender of this Warrant.

4.10

Damages.  The Company recognizes and agrees that the Holder will suffer irreparable harm and will not have an adequate remedy at law if the Company fails to comply with any provision of this Article IV, and the Company expressly agrees that, in the event of such failure, the Holder or any other person entitled to the benefits of Article IV shall be entitled to seek specific performance of any and all provisions hereof and may seek to enjoin the Company from continuing to commit any further breach of this Article IV.

4.11

No Inconsistent Agreements.  The Company has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by the Company of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by the Company of its obligations under this Agreement.

ARTICLE V
MISCELLANEOUS

5.1

Entire Agreement.  This Warrant contains the entire agreement between the Holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersede all prior arrangements or understandings with respect thereto.

5.2

Governing Law.  This Warrant shall be a contract made under and governed by the internal laws of the State of Texas applicable to contracts made and to be performed entirely within such state, without regard to conflict of law principles.

5.3

Waiver and Amendment.  Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof.  Any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder hereof and the Company.  Any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing.  A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

5.4

Severability.  In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

5.5

Copy of Warrants.  A copy of this Warrant shall be filed among the records of the Company.

5.6

Notice.  Any notice or other document required or permitted to be given or delivered to the Holder hereof shall be in writing and delivered at, or sent by certified or registered mail or by facsimile to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing.  Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail or by facsimile to, the Warrant Office.

5.7

Limitation of Liability; Rights as a Shareholder.  No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Common Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.  Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or consent to or to receive notice as a shareholder of the Company, in respect of any matters whatsoever.

5.8

Exchange, Loss, Destruction, etc. of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of an appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant.  Any Warrant issued under the provisions of this Section 5.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.  The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated:  May 14, 2010.

SARATOGA RESOURCES, INC.

By:	/s/
Name:
Title:

SIGNATURE PAGE TO THE WARRANT

EXHIBIT A

SUBSCRIPTION NOTICE

Date: _______________, 20___

Saratoga Resources, Inc.

7500 San Felipe, Suite 675

Houston, Texas 77063

Attention:  Eddie Hebert

Ladies and Gentlemen:

☐

The undersigned (the “Purchaser”) hereby elects to exercise this Warrant issued to it by Saratoga Resources, Inc. (the “Company”) and dated as of May 14, 2010 (the “Warrant”) and to purchase thereunder __________ shares of Common Stock of the Company (the “Common Shares”) at a purchase price of $[___] per Share, or an aggregate purchase price of $__________ (the “Purchase Price”).

☐

The Purchaser hereby elects to convert the value of the Warrant pursuant to the provisions of Section 2.1 of the Warrant through the following methodology:

☐

Cash, Certified Check or Wire Transfer

☐

Cashless Exercise

In connection with the exercise of the Warrant, the Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)

Accredited Investor.  The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (together with the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the “Securities Act”).

(b)

Investment Experience.  The Purchaser has sufficient knowledge and experience in business, financial and investment matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(c)

Company Information; No General Solicitation.  The Purchaser had access to such information regarding the Company and its affairs as is necessary to enable it to evaluate the merits and risks of an investment in restricted securities of the Company and has had a reasonable opportunity to ask questions and receive answers and documents concerning the Company and its current and proposed operations, financial condition, business, business plans and prospects.  The Purchaser has not been offered any of the Common Shares by any means of general solicitation or advertising.

(d)

Acquisition for Own Account.  The Common Shares being issued to and acquired by the Purchaser are being acquired by it for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof.  The Purchaser understands that it must bear the economic risk of such investment indefinitely, and hold the Common Shares indefinitely, unless a subsequent disposition of the Common Shares is registered pursuant to the Securities Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Common Shares.  The Purchaser further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Common Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

(e)

Restricted Securities.

(i)

The Purchaser understands and acknowledges that none of the offer, issuance or sale of the Common Shares has been registered under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act.

(ii)

The Purchaser understands and acknowledges that the Common Shares may be subject to additional restrictions on transfer under state and/or federal securities laws.

Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full in cash, by certified check or wire transfer or by delivery of the Warrant pursuant to the provisions thereof.

Very truly yours,

[Holder]

By:
Name:
Title: